Exhibit 4.1

EXECUTION VERSION

FIFTEENTH SUPPLEMENTAL INDENTURE

by and among

STANDARD PACIFIC CORP.,

the Guarantors listed herein

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

Dated as of December 22, 2010

AUTHORIZING THE ISSUANCE OF

8  3/8% Senior Notes due 2018

(Supplemental to the Fourteenth Supplemental Indenture dated as of May 3, 2010 and the Indenture dated as of April 1, 1999)

TABLE OF CONTENTS

ARTICLE I

Scope of Fifteenth Supplemental Indenture

ARTICLE II

Definitions

SECTION 2.01.	Definitions	2

ARTICLE III

Authorization and Terms
SECTION 3.01.	Authorization	2
SECTION 3.02.	Terms	2

ARTICLE IV

Miscellaneous
SECTION 4.01.	Governing Law	4
SECTION 4.02.	Duplicate Originals	4

APPENDIX A – PROVISIONS RELATING TO INITIAL NOTES AND EXCHANGE NOTES		A-1

EXHIBIT A - FORM OF NOTE INITIAL NOTE		A-A-1

EXHIBIT B - FORM OF NOTE EXCHANGE NOTE		A-B-1

STANDARD PACIFIC CORP.

FIFTEENTH SUPPLEMENTAL INDENTURE

This Fifteenth Supplemental Indenture, dated as of December 22, 2010 (the “Fifteenth Supplemental Indenture”), is entered into between Standard Pacific Corp., a Delaware corporation (the “Company”), the Guarantors (as defined herein) listed on the signature pages hereto and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association, Bank One Trust Company, N.A. and The First National Bank of Chicago), as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, this Fifteenth Supplemental Indenture is supplemental to the Indenture dated as of April 1, 1999 (the “Original Indenture”), as previously supplemented by that certain First Supplemental Indenture dated as of April 13, 1999, Second Supplemental Indenture dated as of September 5, 2000, Third Supplemental Indenture dated as of December 28, 2001, Fourth Supplemental Indenture dated as of March 4, 2003, Fifth Supplemental Indenture dated as of May 12, 2003, Sixth Supplemental Indenture dated as of September 23, 2003, Seventh Supplemental Indenture dated as of March 11, 2004, Eighth Supplemental Indenture dated as of March 11, 2004, Ninth Supplemental Indenture dated as of August 1, 2005, Tenth Supplemental Indenture dated as of August 1, 2005, Eleventh Supplemental Indenture dated as of May 22, 2006, Twelfth Supplemental Indenture dated as of May 5, 2006, Thirteenth Supplemental Indenture dated as of October 8, 2009, Fourteenth Supplemental Indenture (the “Fourteenth Supplemental Indenture” and, together with the Original Indenture, as supplemented by the Fourteenth Supplemental Indenture, the “Existing Indenture”) dated as of May 3, 2010, Sixteenth Supplemental Indenture dated as of December 22, 2010 and Seventeenth Supplemental Indenture dated as of December 22, 2010 (the Original Indenture, as supplemented, the “Indenture”), by and between the Company and the Trustee;

WHEREAS, the Company authorized the creation of its 8 3/8% Senior Notes due 2018, and issued $300,000,000 aggregate principal amount of 8 3/8% Senior Notes due 2018 (the “Existing Notes”) pursuant to the Fourteenth Supplemental Indenture;

WHEREAS, pursuant to Section 3.02(h) of the Fourteenth Supplemental Indenture, the Company may issue Additional Notes;

WHEREAS, the Company has determined to authorize the issuance of $275,000,000 aggregate amount of Additional Notes (the “Initial Notes”) to be treated as a single class with the Existing Notes for all purposes of under the Indenture and, if and when issued pursuant to a registered or private exchange for the Initial Additional Notes, the Company’s 8 3/8% Senior Notes due 2018 (the “Exchange Notes”); and

WHEREAS, all things necessary to make this Fifteenth Supplemental Indenture a valid agreement of the Company, the Guarantors and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done.

NOW, THEREFORE, the parties hereto agree, as follows:

ARTICLE I

Scope of Fifteenth Supplemental Indenture

The changes, modifications and supplements to the Existing Indenture affected by this Fifteenth Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes, which shall be unlimited in aggregate principal amount outstanding at any time and which may be issued from time to time, and shall not apply to any other Securities that may be issued under the Original Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Fifteenth Supplemental Indenture, the Original Indenture shall remain in full force and effect and is hereby ratified and confirmed.

ARTICLE II

Definitions

SECTION 2.01. Definitions. The following terms shall have the meaning set forth below in this Fifteenth Supplemental Indenture. Except as otherwise provided in this Fifteenth Supplemental Indenture, all words, terms and phrases defined in the Existing Indenture but not otherwise defined herein, shall have the same meaning herein as in the Existing Indenture. To the extent terms defined herein differ from terms defined in the Existing Indenture, the terms defined herein will govern for purposes of this Fifteenth Supplemental Indenture and the Additional Notes issued hereunder.

“Closing Date” means December 22, 2010.

ARTICLE III

Authorization and Terms

SECTION 3.01. Authorization. The Company hereby issues Additional Notes with respect to the Series of 8 3/8% Senior Notes due 2018 of the Company. Each Guarantor guarantees the Additional Notes as set forth in Article XI of the Fourteenth Supplemental Indenture.

SECTION 3.02. Terms. The terms of the Notes and the Guarantees of the Notes established pursuant to this Fifteenth Supplemental Indenture shall be the same as

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the terms of the Notes and the Guarantees of the Notes issued pursuant to the Existing Indenture, except as follows:

(a) Aggregate Principal Amount Immediately Prior to Issuance. Immediately prior to the issuance of the Additional Notes to be issued hereunder, the aggregate principal amount of Notes outstanding was $300,000,000.

(b) Aggregate Principal Amount of Additional Notes. The aggregate principal amount of Additional Notes that shall be authenticated and delivered pursuant to the Indenture on the Closing Date shall be $275,000,000.

(c) Issue Price and Issue Date. The issue price of the Additional Notes to be issued hereby shall be $1,022.50 per $1,000 principal amount of such Additional Notes, plus accrued interest from November 15, 2010. The issue date of such Additional Notes shall be December 22, 2010.

(d) “CUSIP”, “ISIN” Numbers. The CUSIP number for the Initial Notes shall be 85375C AY7 (with respect to Initial Notes initially resold in reliance on Rule 144A under the Securities Act) and U85407 AD3 (with respect to Initial Notes initially resold in reliance on Regulation S under the Securities Act). The ISIN number for the Initial Notes shall be US85375CAY75 (with respect to Initial Notes initially resold in reliance on Rule 144A under the Securities Act) and USU85407AD32 (with respect to Initial Notes initially resold in reliance on Regulation S under the Securities Act). The Company shall use its commercially reasonable efforts to obtain a CUSIP number and ISIN number for the Exchange Notes that is identical to the CUSIP number or ISIN number, as applicable, for the Notes issued under the Existing Indenture on May 3, 2010.

(e) Provisions Relating To The Initial Notes and the Exchange Notes. Provisions relating to the Initial Notes and the Exchange Notes issued under this Fifteenth Supplemental Indenture are set forth in Appendix A, which is hereby incorporated in and expressly made a part of the Indenture. The form of Initial Note attached hereto as Exhibit A to Appendix A and the form of Exchange Note attached hereto as Exhibit B to Appendix A are each hereby approved and authorized in accordance with the provisions of the Indenture; provided, that to the extent that any provision of the Initial Note or Exchange Note conflicts with the express provisions of the Indenture (as supplemented by this Fifteenth Supplemental Indenture), the Indenture (as supplemented by this Fifteenth Supplemental Indenture) shall govern and be controlling.

(f) Special Interest (as defined in the form of Initial Note) may be payable on the Notes pursuant to the Registration Agreement (as defined in Annex A hereto). All references in the Indenture to interest on the Notes shall include Special Interest payable pursuant to the Registration Agreement, if any.

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ARTICLE IV

Miscellaneous

SECTION 4.01. Governing Law. The laws of the State of New York shall govern this Fifteenth Supplemental Indenture and the Notes.

SECTION 4.02. Duplicate Originals. The parties may sign any number of copies of this Fifteenth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

(Remainder of page intentionally left blank)

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IN WITNESS WHEREOF, the parties hereto have executed this Fifteenth Supplemental Indenture by their officers thereunto as of this 22nd day of December, 2010.

STANDARD PACIFIC CORP.,

By:	/s/ Kenneth L. Campbell
Name: Kenneth L. Campbell
Title: Chief Executive Officer

BARRINGTON ESTATES, LLC
By:	STANDARD PACIFIC CORP., ITS SOLE MEMBER

LAGOON VALLEY RESIDENTIAL, LLC
By:	STANDARD PACIFIC CORP., ITS SOLE MEMBER

STANDARD PACIFIC OF TONNER HILLS, LLC
By:	STANDARD PACIFIC CORP., ITS SOLE MEMBER

By:	/s/ Kenneth L. Campbell
Name: Kenneth L. Campbell
Title: Chief Executive Officer

[Signature Page to Fifteenth Supplemental Indenture]

CH CONSTRUCTION, INC.

CH FLORIDA, INC.

HILLTOP RESIDENTIAL, LTD.
BY: RESIDENTIAL ACQUISITION GP,
LLC, ITS GENERAL PARTNER

HSP ARIZONA, INC.

HWB CONSTRUCTION, INC.

HWB INVESTMENTS, INC.

RESIDENTIAL ACQUISITION GP, LLC

SP COLONY INVESTMENTS, INC.

SP COPPENBARGER INVESTMENTS, INC.

STANDARD PACIFIC 1, INC.

STANDARD PACIFIC OF ARIZONA, INC.

STANDARD PACIFIC OF CENTRAL FLORIDA GP, INC.

STANDARD PACIFIC OF CENTRAL FLORIDA
BY: STANDARD PACIFIC OF
CENTRAL FLORIDA GP, INC.,
ITS GENERAL PARTNER

STANDARD PACIFIC OF FLORIDA GP, INC.

[Signature Page to Fifteenth Supplemental Indenture]

STANDARD PACIFIC OF JACKSONVILLE GP, INC.

STANDARD PACIFIC OF JACKSONVILLE
BY:	STANDARD PACIFIC OF
JACKSONVILLE GP, INC., ITS
GENERAL PARTNER

STANDARD PACIFIC OF LAS VEGAS, INC.

STANDARD PACIFIC OF ORANGE COUNTY, INC.

STANDARD PACIFIC OF SOUTH FLORIDA GP, INC.

STANDARD PACIFIC OF SOUTH FLORIDA
BY:	STANDARD PACIFIC OF SOUTH
FLORIDA GP, INC., ITS
GENERAL PARTNER

STANDARD PACIFIC OF SOUTHWEST FLORIDA GP, INC.

STANDARD PACIFIC OF SOUTHWEST FLORIDA
BY:	STANDARD PACIFIC OF SOUTHWEST FLORIDA GP, INC., ITS GENERAL PARTNER

STANDARD PACIFIC OF TAMPA GP, INC.

STANDARD PACIFIC OF TAMPA
BY:	STANDARD PACIFIC OF TAMPA
GP, INC., ITS GENERAL PARTNER

STANDARD PACIFIC OF TEXAS, INC.

STANDARD PACIFIC OF THE CAROLINAS, LLC

[Signature Page to Fifteenth Supplemental Indenture]

STANDARD PACIFIC OF WALNUT HILLS, INC.

WESTFIELD HOMES USA, INC.

By:	/s/ Kenneth L. Campbell
Name:	Kenneth L. Campbell
Title:	Chief Executive Officer

STANDARD PACIFIC OF COLORADO, INC.

By:	/s/ John P. Moroney
Name:	John P. Moroney
Title:	Chief Executive Officer & President

[Signature Page to Fifteenth Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee,

By:
/s/ Sharon McGrath
Name: Sharon McGrath
Title: Vice President

[Signature Page to Fifteenth Supplemental Indenture]

APPENDIX A

PROVISIONS RELATING TO INITIAL NOTES

AND EXCHANGE NOTES

1. Definitions

1.1 Definitions Capitalized terms used but not otherwise defined in this Appendix shall have the meanings assigned in the Indenture. For the purposes of this Appendix A the following terms shall have the meanings indicated below:

“Applicable Procedures” means, with respect to any transfer or transaction involving a Temporary Regulation S Global Note or beneficial interest therein, the rules and procedures for such a Temporary Regulation S Global Note, in each case to the extent applicable to such transaction and as in effect from time to time.

“Clearstream” means Clearstream Banking, S.A., or any successor securities clearing agency.

“Definitive Note” means a certificated Initial Note, Exchange Note or Private Exchange Note bearing, if required, the restricted securities legend set forth in Section 2.3(e).

“Depository” means The Depository Trust Company, its nominees and their respective successors.

“Distribution Compliance Period”, with respect to any Notes, means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the issue date with respect to such Notes.

“Exchange Notes” means the 8 3/8% Senior Notes due 2018 to be issued pursuant to the Indenture in connection with a Registered Exchange Offer pursuant to a Registration Agreement.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System, or any successor securities clearing agency.

“IAI” means an institutional “accredited investor”, as defined in Rule 501(a)(1), (2), (3) and (7) of Regulation D under the Securities Act.

“Initial Notes” means $275,000,000 aggregate principal amount of 8 3/8% Senior Notes due 2018, to be issued on the Closing Date, as provided for in the Indenture.

“Initial Purchasers” means (i) with respect to the Initial Notes issued on the Closing Date, Citigroup Global Markets Inc, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and

Deutsche Bank Securities Inc., and (ii) with respect to each issuance of Additional Notes, the Persons purchasing such Additional Notes under the related Purchase Agreement.

“Notes” means the Existing Notes, the Initial Notes, any Additional Notes and the Exchange Notes, treated as a single class.

“Notes Custodian” means the custodian with respect to a Global Note (as appointed by the Depository) or any successor person thereto, who shall initially be the Trustee.

“Private Exchange” means the offer by the Company, pursuant to a Registration Agreement, or pursuant to any similar provision of any other Registration Agreement, to issue and deliver to certain purchasers, in exchange for the Initial Notes (or Additional Notes, if applicable) held by such purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Notes.

“Private Exchange Notes” means the 8 3/8% Senior Notes due 2018 to be issued pursuant to the Indenture in connection with a Private Exchange pursuant to a Registration Agreement.

“Purchase Agreement” means (i) with respect to the Initial Notes issued on the Closing Date, the Purchase Agreement dated December 7, 2010, among the Company, the Guarantors and the Initial Purchasers, and (ii) with respect to each issuance of Additional Notes, the purchase agreement or underwriting agreement between the Company and the Persons initially purchasing such Additional Notes.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Registered Exchange Offer” means the offer by the Company and the Guarantors, pursuant to a Registration Agreement, to certain Holders of Initial Notes (or Additional Notes, if applicable), to issue and deliver to such Holders, in exchange for the Initial Notes (or Additional Notes, if applicable), a like aggregate principal amount of Exchange Notes registered under the Securities Act.

“Registration Agreement” means (i) with respect to the Initial Notes issued on the Closing Date, the Registration Rights Agreement dated the Closing Date, among the Company, the Guarantors and the Initial Purchasers, related to the Notes and (ii) with respect to each issuance of Additional Notes, the registration rights agreement, if any, between the Company and the Persons purchasing such Additional Notes under the related Purchase Agreement.

“Rule 144A Notes” means all Notes offered and sold to QIBs in reliance on Rule 144A.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” means a registration statement filed by the Company in connection with the offer and sale of Initial Notes, Additional Notes or Private Exchange Notes pursuant to a Registration Agreement.

“Transfer Restricted Notes” means Definitive Notes and any other Notes that bear or are required to bear the legend set forth in Section 2.3(e) hereto.

1.2 Other Definitions

Term	Defined in Section:

“Agent Members”	2.1	(b)

“Global Notes”	2.1	(a)

“Permanent Regulation S Global Note”	2.1	(a)

“Regulation S”	2.1

“Rule 144A”	2.1

“Rule 144A Global Note”	2.1	(a)

“Temporary Regulation S Global Note”	2.1	(a)

2. The Notes

2.1 Form and Dating: (a) The Initial Notes and Additional Notes will be offered and sold by the Company, from time to time, pursuant to one or more Purchase Agreements. The Initial Notes and Additional Notes will be resold initially only to QIBs in reliance on Rule 144A under the Securities Act (“Rule 144A”) and to Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S under the Securities Act (“Regulation S”). Initial Notes and Additional Notes may thereafter be transferred to, among others, QIBs, IAIs and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein.

Global Notes. Initial Notes and Additional Notes initially resold pursuant to Rule 144A shall be issued initially in the form of one or more permanent global notes in definitive, fully registered form (collectively, the “Rule 144A Global Note”) and Initial Notes and Additional Notes initially resold pursuant to Regulation S shall be issued initially in the form of one or more temporary global notes (collectively, the “Temporary Regulation S Global Note”); and Initial Notes and Additional Notes initially resold to IAIs shall be issued initially in the form of one or more permanent Global Notes in definitive, fully registered form (collectively, the “IAI Global Note”), in each case without interest coupons and with the global securities legend and restricted securities legend set forth in Exhibit A hereto, which shall be deposited on behalf of the purchasers of the Initial Notes represented thereby with the Notes Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. Beneficial ownership interests in the Temporary Regulation S Global Note will not be exchangeable for interests in the Rule 144A Global Note, the IAI Global Note, a permanent global security (the “Permanent Regulation S Global Note”), or any other Note without a legend containing restrictions on transfer of such Note prior to the expiration of the Distribution Compliance Period and then, after the expiration of the Distribution Compliance Period, may be exchanged for interests in a Rule 144A Global Note, an IAI Global Note or the Permanent Regulation S Global Note only upon certification in form reasonably satisfactory to the Trustee that (i) beneficial ownership interests in such Temporary Regulation S Global Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act and (ii) in the case of an exchange for an IAI Global Note, certification that the interest in the Temporary Regulation S Global Note is being transferred to an institutional “accredited investor” (as defined under the Securities Act) that is acquiring the securities for its own account or for the account of an institutional accredited investor. Beneficial interests in Temporary Regulation S Global Notes or IAI Global Notes may be exchanged for interests in Rule 144A Global Notes if (1) such exchange occurs in connection with a transfer of Notes in compliance with Rule 144A and (2) the transferor of the beneficial interest in the Temporary Regulation S Global Note or the IAI Global Note, as applicable, first delivers to the Trustee a written certificate (in a form satisfactory to the Trustee) to the effect that the beneficial interest in the Temporary Regulation S Global Note or the IAI Global Note, as applicable, is being transferred to a Person (a) who the transferor reasonably believes to be a QIB, (b) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and (c) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

Beneficial interests in Temporary Regulation S Global Notes and Rule 144A Global Notes may be exchanged for an interest in IAI Global Notes if (1) such exchange occurs in connection with a transfer of the securities in compliance with an exemption under the Securities Act and (2) the transferor of the Regulation S Global Note or Rule 144A Global Note, as applicable, first delivers to the trustee a written certificate (substantially in the form of Exhibit 2) to the effect that (A) the Regulation S Global Note or Rule 144A Global Note, as applicable, is being transferred (a) to an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) and (7) under the Securities Act that is an institutional investor acquiring the securities for its own account or for the account of such an institutional accredited investor, in each case in a minimum principal amount of the securities of $250,000, for investment purposes and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act and (B) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

Beneficial interests in a Rule 144A Global Note or an IAI Global Note may be transferred to a Person who takes delivery in the form of an interest in a Regulation S Global Note, whether before or after the expiration of the Distribution Compliance Period, only if the transferor first delivers to the Trustee a written certificate (in the form provided in the Indenture) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if applicable). The Rule 144A Global Note, the IAI Global Note, the Temporary Regulation S Global Note and the Permanent Regulation S Global Note are collectively referred to herein as “Global Notes”. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

(b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Note deposited with or on behalf of the Depository.

The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depository for such Global Note or Global Notes or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository’s instructions or held by the Trustee as Notes Custodian.

Members of, or participants in, the Depository (“Agent Members”) shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository or by the Trustee as Notes Custodian or under such Global Note, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

(c) Definitive Notes. Except as provided in Section 2.3 or 2.4, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Definitive Notes.

2.2 Authentication. The Trustee shall authenticate and deliver: (1) on the Closing Date, an aggregate principal amount of $275,000,000 8 3/8% Senior Notes Due 2018, (2) any Additional Notes, if and when issued, in an unlimited amount (subject to compliance with Section 3.02 of the Fourteenth Supplemental Indenture) and (3) the Exchange Notes or Private Exchange Notes for issue only in a Registered Exchange Offer or a Private Exchange, respectively, pursuant to the Registration Agreement, for a like principal amount of Initial Notes or Additional Notes in each case upon a written order of the Company signed by at least one Officer of the Company. Such order shall specify the amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated and whether the Notes are to be Initial Notes, Additional Notes, Exchange Notes or Private Exchange Notes. The aggregate principal amount of Notes that may be outstanding at any time is unlimited.

2.3 Transfer and Exchange. (a) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Registrar with a request:

(x) to register the transfer of such Definitive Notes; or

(y) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing; and

(ii) if such Definitive Notes are not required to bear a restricted securities legend, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

(A) if such Definitive Notes are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

(B) if such Definitive Notes are being transferred to the Company, a certification to that effect; or

(C) if such Definitive Notes are being transferred (x) pursuant to an exemption from registration in accordance with Rule 144A or Regulation S under the Securities Act or (y) in reliance upon another exemption from the requirements of the Securities Act: (i) a certification to that effect (in the form set forth on the reverse of the Note) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(e)(i).

(b) Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Rule 144A Global Note, an IAI Global Note or a Permanent Regulation S Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

(i) certification, in the form set forth on the reverse of the Note, that such Definitive Note is either (A) being transferred to a QIB in accordance with Rule 144A, (B) being transferred to an IAI or (C) is being transferred after expiration of the Distribution Compliance Period by a Person who initially purchased such Note in reliance on Regulation S to a buyer who elects to hold its interest in such Note in the form of a beneficial interest in the Permanent Regulation S Global Note; and

(ii) written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Rule 144A Global Note (in the case of a transfer pursuant to clause (b)(i)(A)), IAI Global Note (in the case of a transfer pursuant to clause (b)(1)(B)) or Permanent Regulation S Global Note (in the case of a transfer pursuant to clause (b)(i)(B)) to reflect an increase in the aggregate principal amount of the Notes represented by the Rule 144A Global Note, IAI Global Note or Permanent Regulation S Global Note, as applicable, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Notes Custodian, the aggregate principal amount of Notes represented by the Rule 144A Global Note, IAI Global Note or Permanent Regulation S Global Note, as applicable, to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Note, IAI Global Note or Permanent Regulation S Global Note, as applicable, equal to the principal amount of the Definitive Note so canceled. If no Rule 144A Global Notes, IAI Global Notes or Permanent Regulation S Global Notes, as applicable, are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers’ Certificate of the Company, a new Rule 144A Global Note, IAI Global Note or Permanent Regulation S Global Note, as applicable, in the appropriate principal amount.

(c) Transfer and Exchange of Global Notes. (i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Note shall deliver to the Registrar, through the Depository a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Note and such account shall be credited in accordance with such instructions with a beneficial interest in the Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

(ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii) Notwithstanding any other provisions of this Appendix A (other than the provisions set forth in Section 2.4), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(iv) In the event that a Global Note is exchanged for Definitive Notes pursuant to Section 2.4 prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

(d) Restrictions on Transfer of Temporary Regulation S Global Notes. During the Distribution Compliance Period, beneficial ownership interests in Temporary Regulation S Global Notes may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (i) to the Company, (ii) so long as such Note is eligible for resale pursuant to Rule 144A, to a Person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (iii) in an offshore transaction in accordance with Regulation S or (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.

(e) Legend.

(i) Except as permitted by the following paragraphs (ii), (iii) and (iv), each Note certificate evidencing the Global Notes (and all Notes issued in exchange therefor or in substitution thereof), in the case of Notes offered otherwise than in reliance on Regulation S shall bear a legend in substantially the following form:

“THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”),

AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (V) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, OR (VI) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501 (A)(l), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THE NOTES AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE TRUSTEE THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE PURCHASER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.”

Each certificate evidencing a Note offered in reliance on Regulation S shall, in addition to the foregoing, bear a legend in substantially the following form:

“THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED

ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.”

Each Definitive Note will also bear the following additional legend:

“IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.”

(ii) Upon any sale or transfer of a Transfer Restricted Note (including any Transfer Restricted Note represented by a Global Note) pursuant to Rule 144 under the Securities Act:

(A) in the case of any Transfer Restricted Note that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note; and

(B) in the case of any Transfer Restricted Note that is represented by a Global Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note, in either case, if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Note).

(iii) After a transfer of any Initial Notes, Additional Notes or Private Exchange Notes, as the case may be, during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes, Additional Notes or Private Exchange Notes, all requirements pertaining to restricted legends on such Initial Note, Additional Note or such Private Exchange Note will cease to apply and an Initial Note, Additional Note or Private Exchange Note, as the case may be, in global form without restricted legends will be available to the transferee of the beneficial interests of such Initial Notes, Additional Notes or Private Exchange Notes. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers’ Certificate to the Trustee instructing the Trustee to issue Notes without restricted legends.

(iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes or Additional Notes pursuant to which certain Holders of such Initial Notes or Additional Notes are offered Exchange Notes in exchange for their Initial Notes or Additional Notes, Exchange Notes in global form without the restricted legends will be available to Holders or beneficial owners that exchange such Initial Notes or Additional Notes (or beneficial interests therein) in such Registered Exchange Offer. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers’ Certificate to the Trustee instructing the Trustee to issue Notes without restricted legends.

(f) Cancelation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, redeemed, repurchased or canceled, such Global Note shall be returned by the Depository to the Trustee for cancelation or retained and canceled by the Trustee. At any time prior to such cancelation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Notes Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Notes Custodian, to reflect such reduction.

(g) Obligations with Respect to Transfers and Exchanges of Notes.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Registrar’s request.

(ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.06 and 9.05 of the Original Indenture and Section 4.03 of the Fourteenth Supplemental Indenture).

(iii) The Registrar shall not be required to register the transfer of or exchange of any Note for a period beginning 15 days before the mailing of a notice of redemption or an offer to repurchase Notes or 15 days before an interest payment date.

(iv) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Registrar may deem and treat the person in whose name the Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

(v) All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

(h) No Obligation of the Trustee.

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

(ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

2.4 Definitive Notes

(a) A Global Note deposited with the Depository or with the Trustee as Notes Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.3 and (i) the Depository notifies the Company that it is unwilling or unable to continue as a Depository for such Global Note or if at any time the Depository ceases to be a “clearing agency” registered under the Exchange Act, and, in either case, a successor Depository is not appointed by the Company within 90 days of such notice or (ii) a Default or an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture.

(b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depository to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Definitive Notes issued in exchange for any portion of a Global Note transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $2,000 and any integral multiples of $1,000 in excess of $2,000 and registered in such names as the Depository shall direct. Any Definitive Note delivered in exchange for an interest in the Global Note shall, except as otherwise provided by Section 2.3(e), bear the restricted securities legend set forth in Exhibit 1 hereto.

(c) The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Note.

(d) In the event of the occurrence of any of the events specified in Section 2.4(a) hereof, the Company will promptly make available to the Trustee a reasonable supply of Definitive Notes in definitive, fully registered form without interest coupons.

(e) While the Notes remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to Holders of the Notes and prospective purchasers of the Notes designated by such Holders, upon the request of such Holders or prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

EXHIBIT A

to Appendix A

[FORM OF FACE OF INITIAL NOTE]

[Global Notes Legend]

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY, THIS GLOBAL NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR THE REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Restricted Notes Legend]

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) PURSUANT TO AN EFFECTIVE REGISTRATION

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STATEMENT UNDER THE SECURITIES ACT, (V) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, OR (VI) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501 (A)(l), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THE NOTES AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE TRUSTEE THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE PURCHASER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

[Temporary Regulation S Global Notes Legend]

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[Definitive Notes Legend]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

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No.	$

8 3/8% Senior Notes due 2018

CUSIP No.

ISIN No.

STANDARD PACIFIC CORP., a Delaware corporation, promises to pay to [Holder], or its registered assigns, [the principal sum of                      Dollars ($        )] [Insert if Global Note: the amount set forth in the Schedule of Increases and Decreases annexed hereto] on May 15, 2018.

Interest Payment Dates: May 15 and November 15, commencing on May 15, 2011.

Record Dates:	May 1 and November 1

Dated:

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IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

STANDARD PACIFIC CORP.,

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF

AUTHENTICATION

THE BANK OF NEW YORK MELLON TRUST

COMPANY, N.A., as Trustee,

certifies that this is one of the Notes referred to in

the within mentioned Indenture.

By:
Authorized Signatory

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[FORM OF REVERSE SIDE OF INITIAL NOTE]

8  3/8% Senior Notes due 2018

1. Interest. (a) STANDARD PACIFIC CORP., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest semiannually on May 15 and November 15 of each year, commencing on May 15, 2011 (each an “Interest Payment Date”) until the principal is paid or made available for payment. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from November 15, 2010. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

(b) From and after the Closing Date, the holder of this Notes will be entitled to the benefits of an Exchange and Registration Rights Agreement, dated as of the Closing Date, among the Company, the Guarantors and the Initial Purchasers (the “Registration Agreement”). Capitalized terms used in this paragraph (b) but not defined herein have the meanings assigned to them in the Registration Agreement. In the event that (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission on or prior to the 120th day following the Closing Date, (ii) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been declared effective on or prior to the 210th day following the Closing Date, (iii) the Registered Exchange Offer has not been consummated on or prior to the 255th day following the Closing Date and no Shelf Registration Statement has been filed, (iv) the Shelf Registration Statement has not been declared effective on or prior to the later of (A) the 210th day following the Closing Date and (B) the 90th day after the Company’s obligation to file a Shelf Registration Statement arises, or (v) after the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable (other than during any Deferral Period or as set forth below) in connection with resales of the Notes at any time that the Company is obligated to maintain the effectiveness thereof pursuant to the Registration Agreement (each such event referred to in clauses (i) through (v) above being referred to herein as a “Registration Default”), interest (the “Special Interest”) shall accrue on the principal amount of the Notes (in addition to stated interest on the Notes) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured or are no longer continuing. Special Interest will accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default and at a rate of 0.50% per annum thereafter (it being understood and agreed that notwithstanding any provision to the contrary above, (A) if there are multiple Registration Defaults, there will be no duplication of Special Interest, and the maximum Special Interest shall be 0.50% per annum, (B) so long as any Notes are not Registrable Securities, no Special Interest shall accrue on such Notes, and (C) a Holder of Registrable Securities who is not entitled to the benefits of a Shelf Registration Statement (i.e., such Holder has not elected to include information) shall not be entitled to Special Interest with respect to a Registration Default that pertains to such Shelf Registration Statement). A Registration Default referred to in cause (v) above will be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if such Registration Default has occurred solely as a result of the filing of a post-effective amendment to such Shelf Registration Statement and for such time

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as is reasonably necessary to incorporate annual audited financial information, quarterly financial information or other required information where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders of the Notes to use the related prospectus and the Company is using its commercially reasonable efforts to have such post-effective amendment declared effective.

(c) In addition to any suspension of effectiveness necessary to update the information contained in a Shelf Registration Statement described above, during any 365-day period, the Company and the Guarantors may suspend the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement for a period of no more than 45 days in any three-month period and no more than 90 days in any 365-day period, without incurring Special Interest, if there is a possible acquisition or business combination or other transaction, business development or event involving the Company or its subsidiaries that may require disclosure in the Exchange Offer Registration Statement or the Shelf Registration Statement and the Company determines in the exercise of its reasonable judgment that such disclosure is not in the best interests of the Company and its stockholders. In such a case, the Company will promptly notify holders of the Notes of the suspension of the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be; provided that such notice will not require the Company to disclose the possible acquisition or business combination or other transaction, business development or event if it determines in good faith that such acquisition or business combination or other transaction, business development or event should remain confidential. Upon the abandonment, consummation or termination of the possible acquisition or business combination or other transaction, business development or event, or the availability of the required financial statements with respect to a possible acquisition or business combination, the suspension of the use of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, pursuant to this subsection (c) will cease and the Company will promptly notify the holders of the Notes that the use of the prospectus contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, as amended or supplemented, as applicable, may resume.

(d) The Special Interest will be payable in cash semiannually in arrears each May 15 and November 15.

2. Method of Payment. The Company will pay interest on the Notes (except defaulted interest, if any, which will be paid on such special payment date to Holders of record on such special record date as may be fixed by the Company) to the persons who are registered Holders of Notes at the close of business on the May 1 or November 1 immediately preceding the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by a Global Note (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by DTC or any successor. The Company will make all payments in respect of a certificated Note (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof except as provided in Section 3.02(g)(i) of the Fourteenth Supplemental Indenture (as defined below).

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3. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Registrar. The Company may change or appoint any Paying Agent, Registrar or co-Registrar without notice. The Company or any of its domestically-incorporated Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

4. Indenture. The Company issued the Notes under an Indenture dated as of April 1, 1999, between the Company and the Trustee (the “Original Indenture”), as supplemented by that certain First Supplemental Indenture dated as of April 13, 1999, Second Supplemental Indenture dated as of September 5, 2000, Third Supplemental Indenture dated as of December 28, 2001, Fourth Supplemental Indenture dated as of March 4, 2003, Fifth Supplemental Indenture dated as of May 12, 2003, Sixth Supplemental Indenture dated as of September 23, 2003, Seventh Supplemental Indenture dated as of March 11, 2004, Eighth Supplemental Indenture dated as of March 11, 2004, Ninth Supplemental Indenture dated as of August 1, 2005, Tenth Supplemental Indenture dated as of August 1, 2005, Eleventh Supplemental Indenture dated as of May 22, 2006, Twelfth Supplemental Indenture dated as of May 5, 2006, Thirteenth Supplemental Indenture dated as of October 8, 2009, Fourteenth Supplemental Indenture dated as of May 3, 2010 (the “Fourteenth Supplemental Indenture”, together with the Original Indenture, as supplemented to the date of the Fourteenth Supplemental Indenture, the “Existing Indenture”), Fifteenth Supplemental Indenture dated as of December 22, 2010 (the “Fifteenth Supplemental Indenture”), Sixteenth Supplemental Indenture dated as of December 22, 2010 and Seventeenth Supplemental Indenture dated as of December 22, 2010, as so supplemented, the “Indenture”), by and between the Company, the Guarantors party thereto and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the sections of the Trust Indenture Act of 1939 (“TIA”) as in effect on the date of the Indenture. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them.

The Notes are unsecured senior obligations of the Company. The Company shall be entitled to issue Additional Notes pursuant to the Indenture. The Initial Notes issued on the Closing Date, any Additional Notes issued thereafter and all Exchange Notes or Private Exchange Notes issued in exchange therefor will be treated as a single class for all purposes under the Indenture. This Note will be guaranteed by the Guarantors as set forth in the Indenture.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to: Standard Pacific Corp., 26 Technology Drive, Irvine, California 92618, Attention: Secretary.

5. Optional Redemption. As set forth in Section 4.01 of the Fourteenth Supplemental Indenture, the Notes will be redeemable at the option of the Company, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ prior written notice mailed by first class mail to each Holder’s registered address, on the terms set forth in the Indenture.

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6. Mandatory Repurchase Obligation. If there is a Change of Control Triggering Event of the Company, any Holder of Notes will have the right to cause the Company to repurchase all or any part of the Notes of such Holder at a repurchase price equal to 101% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the related Interest Payment Date) as provided in, and subject to the terms of, the Indenture.

7. Denominations, Transfer, Exchange. If this Note is issued in global form and contains a legend on the face hereof to such effect, the provisions of this Section 7 shall be deemed superseded by such legend and Section 3.02(c) of the Fourteenth Supplemental Indenture, to the extent the provisions of this Section 7 are inconsistent with such legend or Section 3.02(c). The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes by presentation of such Notes to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other denominations. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Note selected for redemption except the unredeemed part thereof if the Note is redeemed in part, or transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

8. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

9. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment unless an abandoned property law designates another Person.

10. Amendment, Supplement, Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the outstanding Notes, and any past default or compliance with any provision relating to the Notes may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes or to make any other change that does not adversely affect the rights of any Holder.

11. Defaults and Remedies. The following are Events of Default: (i) failure by the Company to pay the principal or premium of any Note when due; (ii) failure by the Company to pay any interest on any Note when due, continuing for 30 days; (iii) failure by the Company to comply with its other agreements or covenants in the Notes or the Indenture for the benefit of the Holders of the Notes upon the receipt by the Company of notice of such Default by the Trustee, or upon the receipt by the Company and the Trustee of notice of such Default by the Holders of at least 25% in aggregate principal amount of the Notes, and (except in the case of a

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Default with respect to certain covenants described in the Indenture) the Company’s failure to cure such Default within 60 days after receipt of such notice; (iv) certain events of bankruptcy or insolvency; (v) default under any mortgage, indenture (including the Original Indenture and the supplemental indentures thereto in respect of the terms of the Other Public Notes) or instrument under which is issued or which secures or evidences Indebtedness of the Company or any Restricted Subsidiary (other than Non-Recourse Indebtedness) which default constitutes a failure to pay principal of such Indebtedness in an amount of $25,000,000 or more when due and payable (other than as a result of acceleration) or results in Indebtedness (other than the Notes and Non-Recourse Indebtedness) in the aggregate of $25,000,000 or more becoming or being declared due and payable before it would otherwise become due and payable; (vi) entry of a final judgment for the payment of money against the Company or any Restricted Subsidiary in an amount of $5,000,000 or more which remains undischarged or unstayed for a period of 60 days after the date on which the right to appeal such judgment has expired or becomes subject to an enforcement proceeding; and (vii) except as permitted by the Indenture, any Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Guarantee.

In case an Event of Default (other than arising out of certain events of bankruptcy or insolvency) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding, by notice in writing to the Company (and to the Trustee if given by the Holders), may declare to be due and payable immediately that portion of the principal amount of the Notes at the time outstanding and accrued and unpaid interest, if any, to the date of acceleration and upon such declaration the same shall become and be immediately due and payable. In case an Event of Default arising out of certain events of bankruptcy or insolvency occurs and is continuing, the outstanding principal of and accrued and unpaid interest, if any, on the Notes shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any of the Holders.

Such declaration or acceleration and its consequences may be rescinded by Holders of a majority in aggregate principal amount of Notes at the time outstanding if all existing Events of Default have been cured or waived (except non-payment of principal that has become due solely because of the acceleration) and if the rescission would not conflict with any judgment or decree.

An existing Default (other than a Default in payment of principal of or interest on the Notes or Default with respect to a provision which cannot be modified under the terms of the Indenture without the consent of each Holder affected) may be waived by the Holders of a majority in aggregate principal amount of Notes at the time outstanding upon the conditions provided in the Indenture.

12. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor corporation will be released from those obligations.

13. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the

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Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

14. Trustee Dealings With Company. The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not Trustee.

15. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

16. Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

17. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as:

TEN COM (= tenants in common),

TEN ENT (= tenants by the entireties),

JT TEN (= joint tenants with right of survivorship and not as tenants in common),

CUST (= custodian), and

U/G/M/A (= Uniform Gifts to Minors Act).

18. Governing Law. The laws of the State of New York shall govern the Indenture and the Notes.

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ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                              agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

Sign exactly as your name appears on the other side of this Note.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act after the later of the date of original issuance of such Note and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

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(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933.

(6)	☐	to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, prior so such transfer, the Holder must furnish to the Trustee a signed letter containing certain representations and agreements relating to the transferor the Notes and, if such transfer is in respect of an aggregate principal amount of Notes less than $250,000, an opinion of counsel acceptable to the Company and the Trustee that such transfer is in compliance with the Securities Act of 1933.

Your Signature

Signature Guarantee:

Date:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by
an executive officer

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[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The initial principal amount of this Global Note is $[        ]. The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Note	Amount of increase in Principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase)	Signature of authorized officer of Trustee or Notes Custodian

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company, check the Box:     ☐

If you want to elect to have only part of this Note purchased by the Company, state the amount: $

Date:

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

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EXHIBIT B

to Appendix A

[FORM OF FACE OF EXCHANGE NOTE]

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR THE REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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No.	CUSIP No.: [ ]
ISIN No.: [ ]

8  3/8% Senior Notes due 2018

STANDARD PACIFIC CORP., a Delaware corporation, promises to pay to [Holder], or registered assigns, [the principal sum of              Dollars ($        )] [Insert if Global Note: the amount set forth in the Schedule of Increases and Decreases annexed hereto] on May 15, 2018.

Interest Payment Dates: May 15 and November 15, commencing November 15, 2011

Record Dates:	May 1 and November 1

Authenticated:

Dated:

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IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

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STANDARD PACIFIC CORP.,

by

Name:
Title:

by

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee, certifies that this is one of the Notes referred to in the within mentioned Indenture.
By:

Authorized Signatory

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STANDARD PACIFIC CORP.

8  3/8% Senior Notes due 2018

1. Interest. STANDARD PACIFIC CORP., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest semiannually on May 15 and November 15 of each year, commencing November 15, 2010 (each an “Interest Payment Date”) until the principal is paid or made available for payment. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from November 15, 2010. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment. The Company will pay interest on the Notes (except defaulted interest, if any, which will be paid on such special payment date to Holders of record on such special record date as may be fixed by the Company) to the persons who are registered Holders of Notes at the close of business on the May 1 or November 1 immediately preceding the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by a Global Note (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by DTC or any successor. The Company will make all payments in respect of a certificated Note (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof except as provided in Section 3.02(g)(i) of the Fourteenth Supplemental Indenture (as defined below).

3. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Registrar. The Company may change or appoint any Paying Agent, Registrar or co-Registrar without notice. The Company or any of its domestically incorporated Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

4. Indenture. The Company issued the Notes under an Indenture dated as of April 1, 1999, between the Company and the Trustee (the “Original Indenture”), as supplemented by that certain First Supplemental Indenture dated as of April 13, 1999, Second Supplemental Indenture dated as of September 5, 2000, Third Supplemental Indenture dated as of December 28, 2001, Fourth Supplemental Indenture dated as of March 4, 2003, Fifth Supplemental Indenture dated as of May 12, 2003, Sixth Supplemental Indenture dated as of September 23, 2003, Seventh Supplemental Indenture dated as of March 11, 2004, Eighth Supplemental Indenture dated as of March 11, 2004, Ninth Supplemental Indenture dated as of August 1, 2005, Tenth Supplemental Indenture dated as of August 1, 2005, Eleventh Supplemental Indenture dated as of May 22, 2006, Twelfth Supplemental Indenture dated as of May 5, 2006, Thirteenth Supplemental Indenture dated as of October 8, 2009, Fourteenth Supplemental Indenture dated as of May 3, 2010 (the “Fourteenth Supplemental Indenture”, together with the Original

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Indenture, as supplemented to the date of the Fourteenth Supplemental Indenture, the “Existing Indenture”), Fifteenth Supplemental Indenture dated as of December 22, 2010 (the “Fifteenth Supplemental Indenture”), Sixteenth Supplemental Indenture dated as of December 22, 2010 and Seventeenth Supplemental Indenture dated as of December 22, 2010 as so supplemented, the “Indenture”), by and between the Company, the Guarantors party thereto and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the sections of the Trust Indenture Act of 1939 (“TIA”) as in effect on the date of the Indenture. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them.

The Notes are unsecured senior obligations of the Company. The Company shall be entitled to issue Additional Notes pursuant to the Indenture. The Initial Notes issued on the Closing Date, any Additional Notes issued thereafter and all Exchange Notes or Private Exchange Notes issued in exchange therefor will be treated as a single class for all purposes under the Indenture. This Note will be guaranteed by the Guarantors as set forth in the Indenture.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to: Standard Pacific Corp., 26 Technology Drive, Irvine, California 92618, Attention: Secretary.

5. Optional Redemption. As set forth in Section 4.01 of the Fourteenth Supplemental Indenture, the Notes will be redeemable at the option of the Company, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ prior written notice mailed by first class mail to each Holder’s registered address, on the terms set forth in the Indenture.

6. Mandatory Repurchase Obligation. If there is a Change of Control Triggering Event of the Company, any Holder of Notes will have the right to cause the Company to repurchase all or any part of the Notes of such Holder at a repurchase price equal to 101% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the related Interest Payment Date) as provided in, and subject to the terms of, the Indenture.

7. Denominations, Transfer, Exchange. If this Note is issued in global form and contains a legend on the face hereof to such effect, the provisions of this Section 7 shall be deemed superseded by such legend and Section 3.02(c) of the Fourteenth Supplemental Indenture, to the extent the provisions of this Section 7 are inconsistent with such legend or Section 3.02(c). The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes by presentation of such Notes to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other denominations. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents

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and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Note selected for redemption, except the unredeemed part thereof if the Note is redeemed in part, or transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed.

8. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

9. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment unless an abandoned property law designates another person.

10. Amendment, Supplement, Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the outstanding Notes, and any past default or compliance with any provision relating to the Notes may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, or to make any other change that does not adversely affect the rights of any Holder.

11. Defaults and Remedies. The following are Events of Default: (i) failure by the Company to pay the principal or premium of any Note when due; (ii) failure by the Company to pay any interest on any Note when due, continuing for 30 days; (iii) failure by the Company to comply with its other agreements or covenants in the Notes or the Indenture for the benefit of the Holders of the Notes upon the receipt by the Company of notice of such Default by the Trustee, or upon the receipt by the Company and the Trustee of notice of such Default by the Holders of at least 25% in aggregate principal amount of the Notes, and (except in the case of a Default with respect to certain covenants described in the Indenture) the Company’s failure to cure such Default within 60 days after receipt of such notice; (iv) certain events of bankruptcy or insolvency; (v) default under any mortgage, indenture (including the Original Indenture and the supplemental indentures thereto in respect of the terms of the Other Public Notes) or instrument under which is issued or which secures or evidences Indebtedness of the Company or any Restricted Subsidiary (other than Non-Recourse Indebtedness) which default constitutes a failure to pay principal of such Indebtedness in an amount of $25,000,000 or more when due and payable (other than as a result of acceleration) or results in Indebtedness (other than the Notes and Non-Recourse Indebtedness) in the aggregate of $25,000,000 or more becoming or being declared due and payable before it would otherwise become due and payable; (vi) entry of a final judgment for the payment of money against the Company or any Restricted Subsidiary in an amount of $5,000,000 or more which remains undischarged or unstayed for a period of 60 days after the date on which the right to appeal such judgment has expired or becomes subject to an enforcement proceeding; and (vii) except as permitted by the Indenture, any Guarantee

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shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Guarantee.

In case an Event of Default (other than arising out of certain events of bankruptcy or insolvency) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding, by notice in writing to the Company (and to the Trustee if given by the Holders), may declare to be due and payable immediately that portion of the principal amount of the Notes at the time outstanding and accrued and unpaid interest, if any, to the date of acceleration and upon such declaration the same shall become and be immediately due and payable. In case an Event of Default arising out of certain events of bankruptcy or insolvency occurs and is continuing, the outstanding principal of and accrued and unpaid interest, if any, on the Notes shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any of the Holders.

Such declaration or acceleration and its consequences may be rescinded by Holders of a majority in aggregate principal amount of Notes at the time outstanding if all existing Events of Default have been cured or waived (except non-payment of principal that has become due solely because of the acceleration) and if the rescission would not conflict with any judgment or decree.

An existing Default (other than a Default in payment of principal of or interest on the Notes or Default with respect to a provision which cannot be modified under the terms of the Indenture without the consent of each Holder affected) may be waived by the Holders of a majority in aggregate principal amount of Notes at the time outstanding upon the conditions provided in the Indenture.

12. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor corporation will be released from those obligations.

13. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder, by accepting a Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

14. Trustee Dealings With Company. The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not Trustee.

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15. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

16. Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

17. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. Governing Law. The laws of the State of New York shall govern the Indenture and the Notes.

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ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address, and zip code)

(Insert assignee’s social security or tax ID number)

and irrevocably appoint                                                                                                                                                                                                                       ,

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

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[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The initial principal amount of this Global Note is $[        ]. The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Note	Amount of increase in Principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase)	Signature of authorized officer of Trustee

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company check the Box:  ☐

If you want to elect to have only a part of this Note purchased by the Company state the amount: $

Date:

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

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